UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Information Statement

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☒ Definitive Information Statement

BOON INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

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BOON INDUSTRIES, INC.

568 N. Greco Court
San Jacinto, CA 92582

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the holders of more than a majority of the voting power of the stockholders of Boon Industries, Inc., an Oklahoma corporation (“Boon,” the “Company,” “we,” “us,” or “our”), have approved the following actions without a meeting of stockholders in accordance with Section 1073 of the Oklahoma General Corporations Act (“OGCA”):

●	Approve the merger of Boon with and into CuraScientific Corp., a newly formed Florida corporation (the “Reincorporation Merger”), which will change our domicile from Oklahoma to Florida;

●	Implement a reverse stock split of our common stock on the basis of the issuance of one share of CuraScientific Corp. common stock for each 500 shares of common stock of Boon outstanding prior to the Reincorporation Merger; and

●	Adopt Florida articles of incorporation and bylaws to govern CuraScientific Corp. as the successor to the Company following the Reincorporation Merger.

The action will become effective on or about the 20th day after the definitive information statement is mailed to our stockholders.

The enclosed information statement contains information pertaining to the matters acted upon.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

	By	Order of the Board of Directors
William J. Reed
Chief Executive Officer
December 19, 2022

BOON INDUSTRIES, INC.
568 N. Greco Court
San Jacinto, CA 92582

INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information statement is being furnished in connection with the action by written consent of stockholders taken without a meeting described in this information statement.

What action was taken by written consent?

We obtained stockholder consent for the approval of (i) the merger of the Company with and into CuraScientific Corp., a newly formed Florida corporation (the “Reincorporation Merger”), which will change our domicile from Oklahoma to Florida; (ii) a 1-for-500 reverse stock split of by the issuance of one share of CuraScientific Corp. common stock for each 500 shares of our common stock outstanding prior to the Reincorporation Merger (the “Reverse Stock Split”); and (iii) the adoption of Florida articles of incorporation and bylaws to govern CuraScientific Corp. as the successor to the Company following the Reincorporation Merger.

How many shares of voting stock were outstanding on the date the action was approved?

On November 8, 2022, the date we received the consent of the holders of a majority of the voting power of our stockholders, there were 3,329,687,693 shares of common stock outstanding, 6,667,867 shares of our Series A Preferred Stock outstanding, and 2,000 shares of our Series B Preferred Stock outstanding. The Series A Preferred Stock is non-voting. Each share of Series B Preferred Stock has the right to cast a number of votes equal to four times the votes of all of the shares of our outstanding common stock with respect to any and all matters presented to the holders of common stock for their action.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of William J. Reed, our Chief Executive Officer, and Justin Gonzalez, our Chief Operating Officer, to the actions described in the Information Statement. Messrs. Reed and Gonzalez collectively hold 33,333,333 shares of our common stock, and all 2,000 shares of our Series B Preferred Stock, or approximately 99% of the voting power of our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

REINCORPORATION MERGER
MERGER OF BOON INDUSTRIES, INC., AN OKLAHOMA CORPORATION,
WITH AND INTO
CURASCIENTIFIC CORP., A FLORIDA CORPORATION

Our Board of Directors and the holders of a majority of the voting power of our stockholders have approved an Agreement and Plan of Merger pursuant to which the Company will merge with and into CuraScientific Corp., a Florida corporation and wholly-owned subsidiary of the Company, which will result in the Company’s reincorporation from the State of Oklahoma to the State of Florida and change the Company’s name to CuraScientific Corp. (the “Reincorporation Merger”). The Agreement and Plan of Merger is attached hereto as Exhibit A and should be read in its entirety. A copy of the proposed Articles of Incorporation and bylaws of CuraScientific Corp. are attached hereto as Exhibit B and Exhibit C, respectively.

The Reincorporation Merger will become effective upon the filing of the requisite merger documents in Oklahoma and Florida. We plan on making these filings approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, subject to obtaining the requisite approval from the Financial Industry Regulatory Authority (“FINRA”).

We do not currently have any assets or operations in the State of Oklahoma, and believe that the Reincorporation Merger will better allow us to transition our business model following our recent engagement of new executive management, who will focus on transforming the Company into a brewer of craft beer.

Principal Effects of the Reincorporation Merger

Implementing the Reincorporation Merger will have, among other things, the following effects:

●	the Company’s name will be changed to CuraScientific Corp.;

●	each 500 shares of Boon common stock issued and outstanding immediately prior to the effective time of the Reincorporation Merger will be converted into one share of common stock of CuraScientific Corp. (see “Reverse Stock Split” below for additional information);

●	each outstanding share of Series A Preferred Stock of Boon will be converted into one share of Series A Preferred Stock of CuraScientific Corp., which has substantially the same rights and preferences as the Boon Series A Preferred Stock;

●	each outstanding share of Series B Preferred Stock of Boon will be converted into one share of Series B Preferred Stock of CuraScientific Corp., which has substantially the same rights and preferences as the Boon Series B Preferred Stock;

●	outstanding securities convertible into common stock of Boon will automatically be assumed by CuraScientific Corp.;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacities following the effective time of the Reincorporation Merger; and

●	Articles of Incorporation and Bylaws will be adopted under the laws of the State of Florida in the form attached hereto as Exhibits B and C (see “Adoption of Florida Articles and Bylaws” below for further information).

Exchange of Stock Certificates. Following the effective time of the Reincorporation Merger, holders of stock certificates of Boon Industries, Inc. may, but will not be required to, contact our stock transfer agent, New Horizon Transfer, regarding the procedure for surrendering such certificates in exchange for certificates representing shares of CuraScientific Corp. Holders of our certificates will not receive a new stock certificate until the outstanding certificate(s) representing such holder’s shares prior to the Reincorporation Merger have been surrendered to our transfer agent. See additional information below under “Reverse Stock Split” with respect to the exchange of stock certificates. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

The Reincorporation Merger in and of itself will not result in any change in the business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. Our principal executive offices following the Reincorporation Merger will continue to be located at 568 N. Greco Court, San Jacinto, CA 92582.

Change in Capitalization

Our authorized capital on the date of this Information Statement consisted of 30,020,002,500 shares of capital stock divided into 30,000,000,000 shares of common stock, $0.0001 par value per share, and 20,002,500 shares of preferred stock, $0.0001 par value per share, which preferred stock includes 20,000,000 authorized shares of Series A Preferred Stock and 2,500 authorized shares of Series B Preferred Stock. On the date of this Information Statement there were 3,329,687,693 shares of our common stock outstanding, 6,667,867 shares of our Series A Preferred Stock outstanding, and 2,000 shares of our Series B Preferred Stock outstanding. The authorized capital of CuraScientific Corp. will consist of 2,025,000,000 shares of capital stock divided into 2,000,000,000 shares of common stock, $0.0001 par value per share, and 25,000,000 shares of preferred stock, $0.0001 par value per share, including 20,000,000 authorized shares of Series A Preferred Stock, and 2,500 authorized shares of Series B Preferred Stock.

Following the Reincorporation Merger, CuraScientific Corp. will have a greater number of authorized shares of common stock available for issuance than the Company currently has available for issuance. Although at present the Company has no commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. These purposes may include, among others:

●	raising capital;

●	providing equity incentives to employees, officers or directors;

●	establishing strategic relationships with other companies; and

●	the acquisition of other businesses or products.

The board of directors of CuraScientific Corp. may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock, to such persons, for such consideration, and upon such terms as the board of directors determines. Neither the Company’s current shareholders or the shareholders of CuraScientific Corp. following the Reincorporation Merger have preemptive rights, and any such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

Differences between the Company and CuraScientific Corp.

The Company was incorporated under the laws of the State of Oklahoma, and CuraScientific Corp. was incorporated under the laws of the State of Florida. Following the Reincorporation Merger, the Company’s shareholders will become shareholders of CuraScientific Corp. Their rights as shareholders will be governed by the Florida Business Corporation Act and the Florida Articles of Incorporation and bylaws rather than the Oklahoma General Corporation Act and the Articles of Incorporation and bylaws of Boon.

The corporate statutes of Oklahoma and Florida have certain differences, summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Florida law and Oklahoma law.

Special meetings of Stockholders. Florida law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting, and by written demand of shareholders holding not less than 10% (unless a greater percentage not to exceed 50% is required by the articles of incorporation) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting (a “Shareholder Demand”). Oklahoma law provides that the entire board of directors or by the person or persons as may be authorized by the certificate of incorporation or by the bylaws. Under our current bylaws, special meetings shall also be held when directed by the President or the holders of not less than 10% of all the shares entitled to vote at the meeting.

Special meetings pursuant to petition of Stockholders. Florida law provides that the local circuit court may order a special meeting be held: (a) on application of any shareholder entitled to vote at an annual meeting if neither an annual meeting has been held nor an action by written consent in lieu thereof has become effective within any 15-month period; or (b) on application pursuant to a Shareholder Demand if: (1) notice of the special meeting was not given within 60 days after the first day on which the requisite number of demands have been delivered to the corporation’s secretary or (2) the special meeting was not held in accordance with the notice. Oklahoma law is more restrictive. Under Oklahoma law, any shareholder may petition the district court to order a meeting for the election of directors if a corporation fails to hold its annual meeting within thirty (30) days after the date designated for the annual meeting, or if no date has been designated, within 13 months after the last annual meeting.

Cumulative voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Florida and Oklahoma law permit cumulative voting if provided for in the articles of incorporation. Neither the Articles of Incorporation of the Company nor the Articles of Incorporation of CuraScientific Corp. provide for cumulative voting.

Vacancies. Under Florida law, vacancies on the board of directors may be filled by: (i) the shareholders, (ii) the board of directors, or (iii) if the vacant office was held by a director elected by a voting group of shareholders entitled to appoint such direct, by such shareholders. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Oklahoma law provides that unless otherwise set forth in the bylaws, vacancies must be filled by the board of directors. The bylaws of both the Company and CuraScientific for filling of vacancies by the board of directors.

Indemnification of officers and directors and advancement of expenses. Florida and Oklahoma have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, and advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Both Florida and Oklahoma law provide that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Florida corporation has the discretion to decide whether or not to advance expenses, unless its articles of incorporation or bylaws provides for mandatory advancement. The articles of incorporation and bylaws of CuraScientific provides for the indemnification of officers and directors to the fullest extent of the Florida Business Corporation Act.

Limitation on personal liability of directors. Florida and Oklahoma law both permit a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current articles of incorporation provide that to the fullest extent permitted by law, no director or officer shall be personally liable to us or our shareholders for damages for breach of any duty owed to any of them. The Articles of Incorporation of CuraScientific Corp. exclude director liability to the maximum extent allowed by Florida law.

Restrictions on business combinations. Both Florida and Oklahoma law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Florida law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Florida law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

An Oklahoma corporation is prohibited from engaging in a “business combination” with an “interested shareholder” (generally as a person with 15% or more of the corporation’s outstanding voting stock) for three years, unless certain conditions are met. Oklahoma corporations may opt out of this statute only by express provision in a certificate of incorporation. The Oklahoma Certificate does not include a provision opting out of this statute.

Amendment to Articles of Incorporation or Bylaws. Both Florida and Oklahoma law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Both Florida and Oklahoma law also provide that in addition to the vote of the shareholders, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Florida and Oklahoma law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the bylaws, respectively.

Actions by written consent of Stockholders. Both Florida and Oklahoma law provide that, unless the bylaws or articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Florida and Oklahoma law both require a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The articles of incorporation and bylaws of both Boon and CuraScientific provides for the taking of action by written consent of the stockholders.

Stockholder vote for mergers and other corporation reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation.

Appraisal Rights of Our Stockholders

Under Oklahoma law, our stockholders are entitled, after complying with certain requirements of Oklahoma law, to dissent to the approval of the merger and to be paid the “fair value” of their shares of Boon common stock in cash by complying with the procedures set forth in Section 18-1091 of the OGCA. Set forth below is a summary of the procedures relating to the exercise of appraisal rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Section 18-1091 of the OGCA and is qualified in its entirety by reference to such provisions, which are contained in Exhibit D to this information statement.

Under Section 18-1091, where a merger is approved by written consent of a corporation’s shareholders without a meeting, either constituent corporation before the effective date of the merger or the surviving corporation within ten (10) days thereafter, shall notify each of its stockholders who are entitled to appraisal rights of the approval of the merger and that appraisal rights are available for their shares of stock and include in each such notice a copy of Section 18-1091. This Information Statement shall constitute such notice to the record holders of the Company’s capital stock.

Shareholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 18-1091. Those conditions include the following:

●	A written demand for appraisal of shares must be filed with the Company within twenty (20) days after the date of mailing of the notice of appraisal from the Company. The written demand for appraisal should specify the shareholder’s name and mailing address, and that the shareholder is thereby demanding appraisal of his or her shares of the Company’s common stock.

●	A demand for appraisal must be executed by or for the shareholder of record. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary.

●	A shareholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to Boon Industries, Inc., 568 N. Greco Court, San Jacinto, CA 92582.

Within 120 days after the effective time of the Reincorporation Merger, we or any shareholder who has complied with the required conditions of Section 18-1091 of the OGCA may file a petition in the Oklahoma District Court demanding a determination of the fair value of the shares of all shareholders seeking to exercise appraisal rights. In addition, within 120 days after the effective time of the Reincorporation Merger, any shareholder who has satisfied the requirements of Section 18-1091 of the OGCA will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares of the Company’s common stock not voting in favor of the Reincorporation Merger and with respect to which demands for appraisal were received by the Company and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the shareholder’s request has been received by the Company or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

If a petition for an appraisal is timely filed and served on the Company, the Company will be obligated, within 20 days after service, to file a duly verified list containing the names and addresses of all shareholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to shareholders, the Oklahoma Court will determine which shareholders are entitled to appraisal rights. The Oklahoma Court may require the shareholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Oklahoma Court for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with such direction, the Oklahoma Court may dismiss the proceedings as to such shareholder. Where proceedings are not dismissed, the Oklahoma Court will appraise the shares of the Company’s common stock owned by such shareholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

An appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive pursuant to the Reincorporation Merger. In determining “fair value,” the Oklahoma Court is required to take into account all relevant factors. The cost of the appraisal proceeding may be determined by the Oklahoma Court and taxed against the dissenting stockholder and/or the Company as the Oklahoma Court deems equitable under the circumstances.

REVERSE STOCK SPLIT

REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF
BOON COMMON STOCK AT THE RATIO OF 1-FOR-500

Our Board of Directors and the holders of a majority of the voting power of our stockholders have approved the Reverse Stock Split in connection with the Reincorporation Merger. The Reverse Stock Split would combine each 500 outstanding shares of our common stock, par value $.0001 per share, prior to the Reincorporation Merger into one share of common stock, par value $.0001 per share, of CuraScientific Corp. upon consummation of the Reincorporation Merger, thus reducing the number of outstanding shares. The Reverse Stock Split will become effective pursuant to the Agreement and Plan of Merger attached hereto as Exhibit A upon the filing of the requisite merger documents in Oklahoma and Florida. We plan on making these filings approximately (but not less than) 20 days after the definitive information statement is mailed to stockholders, subject to obtaining the requisite approval from FINRA.

Reasons for the Reverse Split

The Board believes it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split in order to (i) reduce the number of our issued and outstanding shares of common stock thereby increasing the number of shares of common stock available for issuance, (ii) reduce the number of shares of common stock we have reserved for issuance under convertible securities with our transfer agent, and (iii) increase the trading price of the common stock.

As of November 7, 2022, the closing price of our common stock was $0.0003. The Board also believes that the current price of our common stock has negatively impacted the Company’s ability to raise financing, and that an increase in the share price of the common stock as a result of the Reverse Stock Split will make an investment in the Company’s common stock or securities convertible into common stock more attractive to potential investors.

Potential Disadvantages of a Reverse Stock Split

Reduced Market Capitalization. While we expect that the reduction in the outstanding shares of common stock will increase the market price of the common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple corresponding to the reverse split ratio, or result in any permanent increase in the market price, which can be dependent upon many factors, including our financing activities, business, financial performance and prospects. Should the market price decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the Reverse Stock Split. A Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual shareholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Fractional Shares

No fractional shares of common stock would be issued as a result of a proposed Reverse Stock Split. Instead, shareholders who otherwise would be entitled to a fraction of a share of common stock will, in lieu of such fractional share, receive one whole share of common stock.

Outstanding Convertible Notes

We have outstanding a convertible note convertible into common stock based upon a discount to the market price of our common stock at the time of conversion. Therefore, the number of shares into which the note is convertible varies with the market price of our common stock.

The total principal and interest amount of our convertible note as of October 31, 2022 was approximately $150,000. Amounts outstanding under our convertible note convert into shares of common stock at a fluctuating price equal to our recent market price at the time of conversion, discounted by thirty eight percent (38%).

The following table summarizes the number of shares of comment stock that could be issued upon conversion of our outstanding convertible notes as of November 7, 2022, based upon a reasonable range of the recent market price of $0.0003 per share, and before giving effect to the Reverse Stock Split:

Number of Shares
25% below the recent market price	1,754,385,965
50% below the recent market price	2,631,578,947
75% below the recent market price	5,263,157,895

Effect of Reverse Stock Split on Convertible Securities

The Reverse Stock Split will not have any direct effect on the conversion price of our convertible securities (consisting of convertible notes and Series A Preferred Stock), which convert into common stock based on the market price of our common stock on the date of conversion.

Effect of Reverse Stock Split on Available Shares for Issuance

The following table summarizes the principal effects of the Reverse Stock Split, after giving effect to the reduction of our authorized shares of common stock, on our common stock outstanding, authorized and reserved for issuance:

Shares of Common Stock	Pre-Actions	Post-Actions
Issued and outstanding	3,329,687,693	6,659,375
Reserved for issuance upon conversion of notes and preferred stock	3,329,687,693	447,156,046
Reserved for issuance pursuant to current and planned acquisitions	0	0
Authorized and unreserved	0	1,546,184,579

Implementation and Effect of the Reverse Stock Split

We expect that following the Reverse Stock Split we would have the same number of stockholders and, except for the rounding of fractional shares as described above, the completion of the Reverse Stock Split would not affect any shareholder’s proportionate equity interest in the Company. By way of example, a shareholder who owns a number of shares that prior to the Reverse Stock Split representing one-half of a percent of the outstanding shares of common stock would continue to own one-half of a percent of the outstanding shares of common stock after the Reverse Stock Split.

Exchange of Stock Certificates. Following the effective time of the Reverse Stock Split, holders of stock certificates representing our common stock may, but will not be required to, contact our stock transfer agent, New Horizon Transfer, regarding the procedure for surrendering certificates representing pre-split shares in exchange for certificates representing post-split shares. Holders of certificates will not receive a new stock certificate representing post-split shares until the outstanding certificate(s) representing such holder’s pre-split shares have been surrendered to our transfer agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the Reverse Stock Split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the relevant reverse split number selected by our Board of Directors, you will receive one whole share of common stock instead of such fractional share. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

Effect of Failure to Exchange Stock Certificates. Upon the effectiveness of the Reincorporation Merger, each certificate representing shares of our common stock outstanding prior to the that time will, unless and until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of common stock of CuraScientific Corp. into which the shares of our common stock evidenced by such certificate have been converted by the Reverse Stock Split.

No Appraisals Rights

Under the Oklahoma law, you will not be entitled to appraisal rights upon our implementation of the Reverse Stock Split. However, you are entitled to dissenters’ rights as a result of the Reincorporation Merger, as described above.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the Reverse Stock Split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. We urge shareholders to consult their own tax advisors to determine the particular consequences to them.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

ADOPTION OF FLORIDA ARTICLES OF INCORPORATION AND BYLAWS

The Articles of Incorporation and bylaws of CuraScientific Corp. are different from our current Articles of Incorporation and bylaws. Among other things, under the Articles of Incorporation CuraScientific Corp., our authorized shares of common stock will decrease from 30,000,000,000 to 2,000,000,000. However, as described above, as a results of the Reverse Stock Split, we will have approximately 1,546,184,579 shares of common stock available for issuance following the Reverse Merger. The proposed Articles of Incorporation of CuraScientific Corp. are attached hereto as Exhibit B, and the bylaws of CuraScientific Corp. are attached hereto as Exhibit C. Copies of the Company’s current bylaws will be made to stockholders upon request.

Your rights as a shareholder will also be affected by the differences between the laws of the State of Florida, which will govern CuraScientific Corp., and the laws of the State of Oklahoma, which govern the Company. See the information under “Differences between the Company and CuraScientific Corp.” for a summary of the differences between the laws of the State of Oklahoma and our current Articles of Incorporation and bylaws, on the one hand; and the laws of the State of Florida, and CuraScientific Corp.’s Articles of Incorporation and bylaws, on the other hand.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table and footnotes thereto sets forth information regarding the number of shares of common stock beneficially owned as of December 15, 2022 by (i) each director and named executive officer of our company, (ii) each person known by us to be the beneficial owner of 5% or more of its issued and outstanding shares of common stock, and (iii) all named executive officers and directors of the Company as a group. In calculating any percentage in the following table of common stock beneficially owned by one or more persons named therein, the following table assumes 3,329,687,693 shares of common stock issued and outstanding. Unless otherwise further indicated in the following table, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person beneficially owning in excess of 5% of the outstanding common stock named in the following table is: 568 N. Greco Court, San Jacinto, CA 92582.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(1)
Named Executive Officers and Directors
William J. Reed (2)	500,000,000	4.99	%(2)
Justin Gonzalez (3)	1,866,666,666	4.99	%(3)
Paul Goyette (4)	3333,333,333	4.99	%(4)
Executive Officers and Directors as a Group (3 Persons) (5)	2,700,000,000	14.99	(5)
5% Beneficial Holders
N/A

*	Less than one percent.

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this report.

(2)	Consists of 500,000,000 shares of common stock issuable upon conversion of 15,000 shares of Series A Preferred Stock, subject to a limitation under which a holder of Series A Preferred Stock may not convert such shares into more than 4.99% of the Company’s outstanding shares of common stock. Mr. Reed also holds 1,000 shares of Series B Preferred Stock, each of which entitles him to cast four times the votes of all of our outstanding shares of common stock. When the 1,000 shares of Series B Preferred Stock are taken into account, Mr. Reed accounts for more than 49% of the voting power of the Company’s outstanding shares of capital stock.

(3)	Includes 1,833,333,333 of shares of common stock issuable upon conversion of 55,000 shares of Series A Preferred Stock under which a holder of Series A Preferred Stock may not convert such shares into more than 4.99% of the Company’s outstanding shares of common stock. Mr. Gonzalez also holds 1,000 shares of Series B Preferred Stock, each of which entitles him to cast four times the votes of all of our outstanding shares of common stock. When the 1,000 shares of Series B Preferred Stock are taken into account, Mr. Gonzalez accounts for more than 49% of the voting power of the Company’s outstanding shares of capital stock.

(4)	Consists of shares of common stock issuable upon conversion of 10,000 shares of Series A Preferred Stock under which a holder of Series A Preferred Stock may not convert such shares into more than 4.99% of the Company’s outstanding shares of common stock.

(5)	See Notes (1) through (4) above.

INTEREST OF CERTAIN PERSONS

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation Merger or the Reverse Stock Split which is not shared by all other holders of the shares of our common stock.

AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with such Act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

	By	Order of the Board of Directors
William J. Reed
Chief Executive Officer
December 19, 2022

Exhibit A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this 13th day of December 2022, by and between BOON INDUSTRIES, INC., an Oklahoma corporation (“Boon”), and CURASCIENTIFIC CORP., a Florida corporation and a wholly-owned subsidiary of Boon (“CuraScientific”), is made with respect to the following facts.

RECITALS

WHEREAS, CuraScientific is a corporation duly organized and existing under the laws of the State of Florida;

WHEREAS, Boon is a corporation duly organized and existing under the laws of the State of Oklahoma;

WHEREAS, the respective Boards of Directors for CuraScientific and Boon have determined that, for purposes of effecting the reincorporation of Boon in the State of Florida, it is advisable and in the best interest of said two corporations and their stockholders that Boon merge with and into CuraScientific so that CuraScientific is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors CuraScientific and Boon, and the stockholders of Boon, have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

MERGER

1.1       The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.4 below), Boon shall be merged with and into CuraScientific, subject to and upon the terms and conditions provided in this Agreement, the applicable provisions of the Oklahoma General Corporation Act (the “OGCA”) and the applicable provisions of the Florida Business Corporations Act (the “FBCA”), and the separate existence of Boon shall cease. CuraScientific shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the FBCA.

1.2       Constituent Corporations. The name and jurisdiction of organization of each of the constituent corporations are set forth in the recitals above.

1.3       Surviving Corporation. CuraScientific, a corporation organized under and governed by the laws of the State of Florida, shall be the surviving corporation.

1.4       Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a)       This Agreement and the Merger shall have been approved by a majority of the voting power of the outstanding stock of Boon in accordance with the requirements of the OGCA;

(b)       This Agreement and the Merger shall have been adopted by the Board of Directors of CuraScientific in accordance with the requirements of the FBCA;

(c)       Executed Articles of Merger or an executed counterpart to this Agreement meeting the requirements of the FBCA shall have been filed with the Secretary of State of the State of Florida; and

(d)       Executed Certificate of Merger or an executed counterpart to this Agreement meeting the requirements of the OGCA shall have been filed with the Secretary of State of the State of Oklahoma.

1.5       Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, and the applicable provisions of the OGCA and the FBCA. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of Boon shall vest in CuraScientific, as the Surviving Corporation, and all debts, liabilities and duties of Boon shall become the debts, liabilities and duties of CuraScientific, as the Surviving Corporation.

1.6       Articles of Incorporation; Bylaws.

(a)       From and after the Effective Time, the Articles of Incorporation of CuraScientific shall be the Articles of Incorporation of the Surviving Corporation.

(b)       From and after the Effective Time, the Bylaws of CuraScientific as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.7       Officers and Directors. The officers of Boon immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of Boon immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II

CONVERSION OF SHARES

2.1       Conversion of Common Stock of Boon. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Boon, each 500 shares of common stock, par value of $0.0001 per share, of Boon issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.0001 per share, of CuraScientific. No fractional shares will be issued in connection with the Merger; instead, any holder of Boon common stock who would otherwise be entitled by reason of the Merger to receive a fractional share of common stock of CuraScientific shall instead receive one (1) whole share of common stock of CuraScientific in lieu of such fractional share, which shall be a fully-paid and non-assessable share of common stock of CuraScientific.

2.2       Conversion of Common Stock of CuraScientific. At the Effective Time by virtue of the Merger, the shares of common stock of CuraScientific owned by Boon shall be canceled.

2.3       Preferred Stock. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of Boon:

(a)       each share of Series A Preferred Stock of Boon issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series A Preferred Stock of CuraScientific; and

(b)       each share of Series B Preferred Stock of Boon issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of Series B Preferred Stock of CuraScientific.

2.4       Options, Warrants, Stock Purchase Rights, Convertible Securities. From and after the Effective Time, each outstanding and unexercised warrant, convertible note or other right to purchase Boon common stock, shall become, a warrant or right to purchase the common stock of the Surviving Corporation in accordance with the terms of such instruments.

2.5       Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock or other securities of Boon shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, warrants or other securities of CuraScientific, as the case may be, into which the shares of common stock, warrants or other securities of Boon represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, warrants or other securities of CuraScientific, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1       Transfer, Conveyance and Assumption. At the Effective Time, CuraScientific shall continue in existence as the Surviving Corporation, and without further action on the part of CuraScientific or Boon, succeed to and possess all the rights, privileges and powers of Boon, and all the assets and property of whatever kind and character of Boon shall vest in CuraScientific without further act or deed. Thereafter, CuraScientific, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Boon in accordance with the provisions of the FBCA.

3.2       Further Assurances. If at any time CuraScientific shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of Boon, or otherwise to carry out the provisions hereof, officers of Boon as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in CuraScientific and otherwise to carry out the provisions hereof.

ARTICLE IV

FURTHER ACTIONS

4.1       Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS TO THE MERGER

The obligations of Boon and CuraScientific to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

5.1       No Statute, Rule or Regulation Affecting. At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

5.2       Satisfaction of Conditions. All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VI

TERMINATION; AMENDMENT; WAIVER

6.1       Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Florida, by mutual consent of the Board of Directors of Boon and the Board of Directors of CuraScientific.

6.2       Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Articles of Merger with the Secretary of State of the State of Florida, such amendment to be approved by the Board of Directors of Boon.

6.3       Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE VII

MISCELLANEOUS

7.1       Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by CuraScientific.

7.2       Non-Assignability. This Agreement shall not be assignable by either party hereto.

7.3       Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

7.4       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles.

7.5       Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.6       Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

IN WITNESS WHEREOF, the undersigned has executed this Agreement and Plan of Merger, effective as of this 13th day of December 2022.

CURASCIENTIFIC CORP.,
a Florida corporation

By:	/s/ William Reed
Name: William Reed
Title: Chief Executive Officer

BOON INDUSTRIES, INC.,
an Oklahoma corporation

By:	/s/ William Reed
Name: William Reed
Title: Chief Executive Officer

Exhibit B

Form of
ARTICLES OF INCORPORATION

OF

CURASCIENTIFIC CORP.
Pursuant to Chapter 607 of the Florida Statutes

Article I.
CORPORATE NAME.

The name of the corporation shall be: CURASCIENTIFIC CORP.

Article II.
ADDRESS OF PRINCIPAL OFFICE.

The address of the principal office of the corporation is:

568 N. Greco Court

San Jacinto, CA 92582

Article III.
NATURE OF BUSINESS AND POWERS.

The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the Florida Business Corporation Act.

Article IV.
CAPITAL STOCK.

Section 1. Authorized Capital Stock. The aggregate number of shares which the corporation is authorized to issue is 2,025,000,000 shares, consisting of (i) 2,000,000,000 shares of Common Stock, $.0001 par value per share, and (ii) 25,000,000 shares of Preferred Stock, par value $0.0001 per share, which Preferred Stock includes 20,000,000 shares designated as “Series A Preferred Stock” (the “Series A Preferred “), and 2,500 shares designated as “Series B Preferred Stock” (the “Series B Preferred”).

Section 2. Preferred Stock.

(a)       Undesignated shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the remaining undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Florida Business Corporation Act. Subject to the provisions of the Florida Business Corporation Act, the Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(b)       The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred and Series B Preferred are as follows:

(c)       Series A Preferred.

1.      Stated Value. The stated value of the Series A Preferred shall be $10.00 per share.

2.      Dividends and Preference on Liquidation. There are no dividends payable on the Series A Preferred. In the event of any voluntary or involuntary liquidation dissolution or winding up of the corporation each share of Series A Preferred has a value of $10.00 per share.

3.      Voting Rights. The holder of the shares of the Series A Preferred (in such capacity) has no voting rights on corporate matters until they are converted into share of Common Stock.

4.      Conversion Rights. Each Share of Series A Preferred may be converted into shares of Common Stock by dividing the Stated Value of such share by a conversion price equal to the closing market price of the Common Stock on the day of the conversion notice delivered to the corporation, provided, however, that at no time may any shareholder convert their shares of Series A Preferred if as a result of such conversion such shareholder would hold more than 4.99% of the issued and outstanding shares of Common Stock of the Company.

5.      Consolidation or Change Authorized or Corporate Action Reducing or Increasing Stock. The shares of Series A Preferred shall not be effected by or subject to adjustment following any change to the amount of authorized shares of Common Stock or the amount of Common Stock issued and outstanding caused by any split or consolidation of the corporation’s Common Stock.

6.      Redemption. The Series A Preferred do not have any redemption rights.

(d)       Series B Preferred.

1.      Stated Value. The stated value of the Series B Preferred shall be $0.0001 per share.

2.      Dividends and Preference on Liquidation. There are no dividends payable on the Series b Preferred. In the event of any voluntary or involuntary liquidation dissolution or winding up of the corporation no amount shall be payable in respect of shares of Series B Preferred.

3.      Voting Rights. The holder of the shares of the Series B Preferred  has the right to vote those shares of the Series B Preferred regarding any matter or action that is required to be submitted to the shareholders of the Company for approval. The vote of each share of the Series B Preferred is equal to and counted as four (4) times the votes of all of the shares of the Company’s (i) Common Stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company regarding each and every matter submitted to the shareholders of the Company for approval.

4.      Conversion Rights. The shares of Series B Preferred may not be converted into shares of Common Stock.

5.      Consolidation or Change Authorized or Corporate Action Reducing or Increasing Stock. The shares of Series B Preferred shall not be effected by or subject to adjustment following any change to the amount of authorized shares of Common Stock or the amount of Common Stock issued and outstanding caused by any split or consolidation of the corporation’s Common Stock.

(i)       Redemption. The Series B Preferred do not have any redemption rights.

Article V.
INITIAL OFFICERS AND DIRECTORS

The number of directors of the corporation from time to time shall be as set forth in the bylaws. The initial officers and directors of the corporation are set forth below:

Name	Title	Address
William J. Reed	Chairman of the Board, Chief Executive Officer, President and Secretary	568 N. Greco Court San Jacinto, CA 92582
Justin Gonzalez	Chief Operating Officer	568 N. Greco Court San Jacinto, CA 92582
Paul Goyette	Director	568 N. Greco Court San Jacinto, CA 92582

Article VI.
REGISTERED AGENT.

These name and address of the registered agent of the corporation is:

____________________
____________________
____________________

Article VII.
INCORPORATOR

These name and address of the incorporator of the corporation is:

____________________
____________________
____________________

Article VIII.
BYLAWS.

The power to adopt, alter, amend or repeal By-Laws shall be vested in the Board of Directors and the shareholders.

Article IX.
INDEMNIFICATION.

The corporation shall, to the fullest extent permitted or required by the Florida Business Corporation Act, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and Executive Officers against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director or Executive Officer is a Party or in which such Director or Executive Officer is deposed or called to testify as a witness because he or she is or was a Director or Executive Officer of the corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director or Executive Officer may be entitled under any written agreement, Board of Directors’ resolution, vote of shareholders, the Florida Business Corporation Act, or otherwise. The corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses by the purchase of insurance on behalf of any one or more of its Directors or Executive Officers whether or not the corporation would be obligated to indemnify or advance Expenses to such Director or Executive Officer under this Article. For purposes of this Article, the term “Directors” includes former directors of the corporation and any director who is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, including, but not limited to, any employee benefit plan (other than in the capacity as an agent separately retained and compensated for the provision of goods or services to the enterprise, including, but not limited to, attorneys-at-law, accountants, and financial consultants). For purposes of this Article, the term “Executive Officers” includes those individuals who are or were at any time “executive officers” of the corporation as defined in Securities and Exchange Commission Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended. All other capitalized terms used in this Article and not otherwise defined herein have the meaning set forth in Section 607.0850 of the Florida Business Corporation Act. The provisions of this Article are intended solely for the benefit of the indemnified parties described herein and their heirs and personal representatives and shall not create any rights in favor of third parties. No amendment to or repeal of this Article shall diminish the rights of indemnification provided for herein prior to such amendment or repeal.

Exhibit C

BY-LAWS

OF

CURASCIENTIFIC CORP.

ARTICLE I. MEETINGS OF STOCKHOLDERS

Section 1. Annual Meeting. The annual meeting of the Stockholders of this corporation shall be held at the time and place designated by the Board of Directors of the corporation. Business transacted at the annual meeting shall include the election of Directors of the corporation.

Section 2. Special Meetings. Special meetings of the Stockholders shall be held when directed by the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors, or when requested in writing by the holders of not less than ten percent of all the shares entitled to vote at the meeting. Notice of a meeting requested by Stockholders shall be sent to Stockholders within thirty days after the request is received by the corporation, and the meeting shall be held no less than ten nor more than sixty days after the date the notice is sent to Stockholders. The call for the meeting shall be issued by the Secretary, unless the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors shall designate another person to do so. Only business within the purpose or purposes described in the special meeting notice may be conducted at a special meeting of the Stockholders. This Section 2 shall be the exclusive means for Stockholders to request a special meeting of Stockholders or to propose business to be brought before a special meeting of Stockholders.

A request by Stockholders for a special meeting shall not be valid if (a) the request relates to an item of business that is not a proper subject for Stockholder action under applicable law, (b) the request is received by the corporation during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting of Stockholders and ending on the date of that year’s annual meeting of Stockholders or (c) a related item was presented at any meeting of Stockholders within 90 days prior to receipt by the corporation of such request.

Any request by Stockholders for a special meeting shall include the following: (a) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting, and any interest of each Stockholder and each Stockholder Associated Person (as defined in Section 6 of this Article I) in the business proposed to be conducted at the special meeting; (b) if the purpose of the special meeting is to conduct Business (as defined in Section 6 of this Article I), such request shall also include (i) the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 6(C)(ii) of this Article I; and (c) if the purpose of the special meeting is to nominate persons for election to the Board of Directors, such request shall also include (i) as to each person whom the Stockholder(s) propose to nominate for election as a Director, the information requested in Section 7(A)(3)(a) of this Article I and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 7(A)(3)(b) of this Article I. For the avoidance of doubt, if the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors calls a special meeting for the purpose of nominating persons for election to the Board of Directors, the ability of Stockholders to submit nominations at such special meeting is governed by the provisions of Section 7(B) of this Article I.

Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any request for a special meeting was submitted in accordance with the procedures set forth in this Section 2 and, if any request for a special meeting is not in compliance with this Section 2, to declare that such defective request shall be disregarded. Notwithstanding the compliance of any such request with this Section 2, the Board of Directors may (in lieu of calling the special meeting requested in such request) present a related item for Stockholder approval at any other meeting of Stockholders that is held not less than 90 days after the receipt of such request by the corporation.

If, after the Stockholder has submitted a request for a special meeting in accordance with this Section 2, any information required to be contained in such request changes prior to the date of the relevant meeting, such request shall be deemed to be not in compliance with this Section 2 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated request containing such change.

Stockholders may revoke a request for a special meeting by written revocation delivered to the corporation at any time prior to the special meeting; provided, however, that the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

If none of the Stockholders who submitted a request for a special meeting appears or sends a Qualified Representative (as defined in Section 6 of this Article I) to present the proposal(s) or business submitted by the Stockholders for consideration at the special meeting, the corporation need not present such proposal(s) or business for a vote at such meeting.

Section 3. Place. Meetings of Stockholders may be held within or without the State of Florida.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than sixty days before the meeting date by any means of communication permitted under or authorized by the Florida Business Corporation Act, including, without limitation, in person, by electronic transmission (as defined in the Florida Business Corporation Act) or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the Officer calling the meeting to each Stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Without limiting the manner in which notice otherwise may be given effectively to Stockholders, any notice to Stockholders given by the corporation under any provision of the Florida Business Corporation Act, the Articles of Incorporation, or these By-Laws shall be effective if given by a single written notice to Stockholders who share an address if consented to by the Stockholders at that address to whom such notice is given. Any such consent shall be revocable by a Stockholder by written notice to the corporation.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each Stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Business to be Transacted at Annual Meeting; Advance Notice of Stockholder-Proposed Business at Annual Meeting.

(A) Proper Business. At any annual meeting of Stockholders, only such Business (as defined below) shall be conducted as shall have been brought before the meeting (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) by any Stockholder who (a) is a Stockholder of record at the time of giving of the notice provided for in this Section 6 and at the time of the annual meeting, (b) is entitled to vote at such annual meeting and (c) complies with the notice procedures set forth in this Section 6.

(B) Timely Notice of Stockholder Proposed Business. In addition to any other applicable requirements, for Business to be properly brought before an annual Stockholder meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such Business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement (as defined below) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(C) Contents of Notice.

(i)       A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting:

(a)        a brief description of the Business desired to be brought before the annual meeting (including the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment), and the reasons for conducting such Business at the annual meeting; and

(b)      any interest of the Stockholder or any Stockholder Associated Person (as defined below) in such Business.

(ii)      As to the Stockholder giving such notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following:

(a)       the name and address, as they appear on the corporation’s books, of the Stockholder proposing such Business and the name and address of any Stockholder Associated Person;

(b)       the class or series and number of shares of the corporation which are, directly or indirectly, held of record or beneficially owned (as determined under Regulation 13D (or any successor provision thereto) under the Securities Exchange Act of 1934, as amended (such act and the rules and regulations promulgated thereunder are referred to herein as the “Exchange Act”)) by such Stockholder and by any Stockholder Associated Person and documentary evidence of such record or beneficial ownership;

(c)       a list of all Derivative Instruments (as defined below) directly or indirectly held of record or beneficially owned by the Stockholder and any Stockholder Associated Person, a description of all economic terms of all such Derivative Instruments, copies of all agreements and other documents relating to each such Derivative Instrument and a list of all transactions by such Stockholder and any Stockholder Associated Person involving any shares of the corporation or any Derivative Instruments within 60 days prior to the date of the notice;

(d)       the name of each person with whom such Stockholder or Stockholder Associated Person has any agreement, arrangement or understanding (whether written or oral) (1) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the corporation) or disposing of any shares of the corporation, (2) to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), (3) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any such Stockholder or Stockholder Associated Person with respect to any shares of the corporation, any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder or (4) otherwise in connection with any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder, and, in each case, a description of each such agreement, arrangement or understanding;

(e)       any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto);

(f)       a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such Business; and

(g)       a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or (2) otherwise solicit proxies from Stockholders in support of such proposal.

(D) General. Only such Business shall be conducted at an annual Stockholder meeting as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any Business proposed to be brought before the meeting was proposed in accordance with the procedures set forth in this Section 6 and, if any proposed Business is not in compliance with this Section 6, to declare that such defective proposal shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 6, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 6 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 6, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to present the Business set forth in such Stockholder’s notice or is no longer a holder of record of shares of the corporation on the date of such meeting, such proposed Business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

(E) Definitions. For purposes of this Article I, the following terms shall have the following meanings:

(i)       “Business” shall mean all matters other than nominations of candidates for Director and the election of Directors. Stockholder nomination of Directors for election is governed solely by Sections 2 and 7 of this Article I.

(ii)      “Stockholder Associated Person” of any Stockholder means (a) any beneficial owner of shares of stock of the corporation on whose behalf any proposal or nomination is made by such Stockholder, (b) any person with whom such Stockholder or any beneficial owner described in clause (a) is acting in concert with respect to the corporation and (c) any affiliates or associates (each as defined under Regulation 12B under the Exchange Act (or any successor provision thereto)) of such Stockholder or any beneficial owner described in clause (a).

(iii)     “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or any successor provisions thereto).

(iv)      “Derivative Instrument” shall mean (a) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, (b) any short interest in any class or series of shares of the corporation or (c) any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any class or series of shares of the corporation, whether or not, in each case such instrument, right or opportunity (x) shall be subject to settlement in the underlying class or series of shares of the corporation or (y) conveys any voting rights in the underlying class or series of shares of the corporation or whether or not such Stockholder or Stockholder Associated Person may have entered into other transactions that hedge the economic effect of such interest, right or opportunity.

(v)  “Nominee Questionnaire” shall mean a written questionnaire with respect to the background and qualification of the proposed nominee for Director and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request).

(vi)  “Nominee Representation and Agreement” shall mean a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee for Director:

(1)      is not and will not become a party to (a) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the corporation, with such person’s fiduciary duties as a Director under applicable law;

(2)      is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein; and

(3)      if elected as a Director of the corporation, would be in compliance and will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the corporation and any other policies applicable to Directors of the corporation.

(vii)     “Qualified Representative” of a Stockholder shall mean a duly authorized officer, manager or partner of such Stockholder or a person authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders; provided, that such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

Section 7. Nominations of Directors; Advance Notice of Stockholder Nominations.   Only persons who are nominated in accordance with the procedures set forth in Section 2 or this Section 7 shall be eligible to serve as Directors.

(A) Annual Meeting of Stockholders.

(1) Proper Nominations. Nominations of persons for election to the Board of Directors of the corporation may be made at an annual meeting of Stockholders only (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) by any Stockholder who (i) is a Stockholder of record at the time of giving of the notice provided for in this Section 7 and at the time of the annual meeting, (ii) is entitled to vote for the election of Directors at such meeting and (iii) complies with the notice and other procedures set forth in this Section 7.

(2) Timely Notice of Stockholder Nominations. In addition to any other applicable requirements, for any nominations to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(3)  Contents of Notice. A Stockholder’s notice to the Secretary for the nomination of Directors shall set forth and include:

(a)       as to each person whom the Stockholder proposes to nominate for election or reelection as a Director:

(i)     all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in a contested election (even if a contested election is not involved), or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected);

(ii)    a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among such Stockholder and Stockholder Associated Person, if any, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Stockholder making the nomination and any Stockholder Associated Person on whose behalf the nomination is made, if any, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(iii)   a completed and signed Nominee Questionnaire; and

(iv)   a completed and signed Nominee Representation and Agreement; and

(b) as to the Stockholder giving the notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following:

(i)  the information requested in Section 6(C)(ii)(a-f) of this Article I;

(ii)  any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election (even if a contested election is not involved) pursuant to Regulation 14A of the Exchange Act (and any successor provision thereto);

(iii)  a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

(iv)  a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the proposed nominee or (ii) to otherwise solicit proxies from Stockholders in support of such nomination.

(B) Special Meeting of Stockholders. Nominations of persons for election to the Board of Directors of the corporation at a special meeting of Stockholders at which Directors are to be elected pursuant to the corporation’s notice of meeting may be made only (i) by or at the direction of the Board of Directors or (ii) by any Stockholder that (a) is a Stockholder of record at the time of giving of notice provided for in this Section 7(B) and at the time of the special meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other procedures set forth in this Section 7 as to such nomination. In the event that a special meeting of Stockholders is called by the Chairman of the Board, the President or the Board of Directors for the purpose of electing one or more Directors to the Board of Directors, any such Stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, by delivering a notice of nomination that complies with the requirements of Section 7(A)(3) of this Article I to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such special meeting or, if the first Public Announcement of the date of such meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which the Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

(C)  General. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must also furnish to the Secretary that information required to be set forth in a Stockholder’s notice of nomination that pertains to the nominee. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the corporation or that could be material to a reasonable Stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether the proposed nomination to be brought before the meeting was made in accordance with the procedures set forth in this Section 7 and, if any proposed nomination is not in compliance with this Section 7, to declare that such defective nomination shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 7, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 7 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 7, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to propose the nomination(s) set forth in such Stockholder’s notice or is no longer a holder of record of shares of the corporation on the date of such meeting, such proposed nominations shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Section 8. Fixing Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other purpose, the Board of Directors shall fix in advance a date as the record date for any determination of Stockholders, such date in any case to be not more than seventy days and, in case of a meeting of Stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of Stockholders is to be taken. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 9. Voting Record. The Officers or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each. The list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation, at the principal place of business of the corporation or at the office of the transfer agent or registrar of the corporation and any Stockholder shall be entitled to inspect the list at any time during the usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Stockholder at any time during the meeting.

If the requirements of this section have not been substantially complied with, the meeting on demand of any Stockholder in person or by proxy, shall be adjourned until the requirements are complied with. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

Section 10. Stockholder Quorum and Voting. One third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Stockholders. When a specified item of business is required to be voted on by a class or series of stock, one third of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action unless otherwise provided by law. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at the election.

After a quorum has been established at a Stockholders’ meeting, the subsequent withdrawal of Stockholders, so as to reduce the number of Stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 11. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Stockholders. A Stockholder may vote either in person or by proxy.  Treasury shares, shares of stock of this corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and shares of stock of this corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. At each election for Directors every Stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected at that time and for whose election he has a right to vote.

Section 12. Proxies. Every Stockholder of the corporation or other person entitled to vote on behalf of a Stockholder pursuant to law or as attorney-in-fact for a Stockholder may vote the Stockholder’s shares in person or by proxy. Every Stockholder of the corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form (either personally or by attorney-in-fact), with signature affixed, by any reasonable means including, but not limited to, facsimile or electronic signature, or by transmitting or authorizing the transmission of an electronic transmission with respect to the appointment of such proxy as provided by Section 607.0722 of the Florida Business Corporation Act or any successor provision. An appointment of a proxy is effective when received by the Secretary or other Officer or agent authorized to tabulate votes. An appointment is valid for up to eleven months from the date thereof unless a longer period is expressly provided in the appointment. An appointment of a proxy shall be revocable at the pleasure of the Stockholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the Stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate Officer responsible for maintaining the list of Stockholders. If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated. If an appointment form expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 13. Action Without a Meeting. Any action required to be taken at any annual or special meeting of Stockholders or any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class entitled to vote as a class thereon and of the total shares entitled to vote thereon.

ARTICLE II. DIRECTORS

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or Stockholders.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of Directors.

Section 4. Duties of Directors. A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a)     one or more Officers or employees of the corporation whom the Director reasonably believes to be reliable and competent in the matters presented,

(b)      counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such person’s professional or expert competence, or

(c)      a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the By-Laws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

A Director shall not be considered to be acting in good faith if he has actual knowledge concerning the matter in question that would cause such reliance described above to be unwarranted. A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a Director of the corporation.

Section 5. Presumption of Assent. A Director of the corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6. Number.  The number of Directors may be set from time to time by the Board.

Section 7. Election and Term. Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the first annual meeting of Stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. At the first annual meeting of Stockholders and at each annual meeting thereafter the Stockholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Stockholders.

Section 9. Removal of Directors. At a meeting of Stockholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

Section 10. Quorum and Voting. A majority of the number of Directors fixed by these By-Laws shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Director Conflicts of Interest. No contract or other transaction between this corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of the Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a)      The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; or

(b)      The fact of such relationship or interest is disclosed or known to the Stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c)      The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the Board, a committee or the Stockholders.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution shall have and may exercise all the authority of the Board of Directors, except as provided by the Florida Business Corporation Act.

Section 13. Place of Meetings. Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

Section 14. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice immediately following the annual meeting of Stockholders. Written notice of the time and place of special meetings of the Board of Directors shall be given to each Director by either personal delivery, telegram, telex or cable at least two days before the meeting or by notice mailed to the Director at least five days before the meeting. Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice either before or after the meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors. Meetings of the Board of Directors may be called by the Chairman of the Board, by the President of the corporation, or by any two Directors. Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 15. Action Without a Meeting. Any action required to be taken at a meeting of the Directors of a corporation, or any action which may be taken at a meeting of the Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

ARTICLE III. OFFICERS

Section 1. Officers. The Officers of this corporation shall consist of a Chairman of the Board (if the Board of Directors has designated that the Chairman of the Board is an officer of the corporation), Chief Executive Officer, President, Chief Financial Officer, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect such other Officers and Assistant Officers and agents as the Board of Directors deems necessary from time to time. Any two or more offices may be held by the same person.

Section 2. Duties. The Officers of this corporation shall have the following duties:

The Chairman of the Board shall be a member of the Board of Directors and shall be elected by the Board of Directors. The Board of Directors may designate that the Chairman of the Board is or is not an officer of the corporation. If the Board of Directors designates that the chairman of the Board is not an officer of the corporation, then the Chairman of the Board shall not be an employee of the corporation. The Chairman of the Board shall, if present, preside at all meetings of the Stockholders and of the Board of Directors at which s/he is present and have such other powers and duties as may be prescribed by the Board of Directors.

The Chief Executive Officer of the corporation shall be responsible for corporate policy and strategy, have general supervision and direction of the corporation’s policies, business, and affairs and have such other powers and duties as may be prescribed by the Board of Directors.

The President shall be the chief operating officer of the corporation, participate in the supervision, direction and affairs of the business of the corporation and have such other powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Chief Financial Officer shall have the general supervision of the corporation’s financial policies and affairs and shall have such other powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the Stockholders and Board of Directors, send all notices of meetings out, and perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of Stockholders and whenever else required by the Board of Directors, the Chief Executive Officer or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

Section 3. Removal of Officers. Any Officer or agent may be removed by the Board, with or without cause, whenever in its judgment the best interests of the corporation will be served thereby. Any vacancy in any office may be filled by the Board of Directors.

Removal of any Officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an Officer or agent shall not of itself create contract rights.

ARTICLE IV:  STOCK CERTIFICATES AND UNCERTIFICATED SHARES

Section 1. Issuance. The shares of this corporation may be represented by certificates or may be uncertificated. Every holder of shares in this corporation shall be entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form of Stock Certificates. Certificates representing shares in this corporation shall be signed by the Chief Executive Officer, the President or Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this corporation or a facsimile thereof. The signatures of the Chief Executive Officer, the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation. In case any Officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such Officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such Officer at the date of its issuance. Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the corporation will furnish to any Stockholder upon request and without charge a full statement of, such restrictions. Each certificate representing shares shall state upon the face thereof: the name of the corporation; that the corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3. Transfer of Stock. In the case of shares represented by a stock certificate, upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares properly endorsed by the holder of record or by his duly authorized attorney, a new certificate or uncertificated shares shall be issued to the person entitled thereto, the old certificate shall be cancelled and the transaction shall be recorded upon the books of the corporation. In  the  case  of  uncertificated  shares,  upon  the  receipt  by the corporation  or the  transfer  agent  of the  corporation  of  proper  transfer instructions from the registered owner or duly authorized  agent,  transferee or legal  representative  thereof,  such uncertificated  shares shall be cancelled, issuance of new equivalent uncertificated shares or a stock certificate for such shares shall be made to the person entitled  thereto and the transaction shall be recorded upon the books of the corporation.

Section 4. Lost, Stolen or Destroyed Certificates. The corporation shall issue a new stock certificate or uncertificated shares in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate or uncertificated shares before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; and (c) satisfies any other reasonable requirements imposed by the corporation, including bond in such form as the corporation may direct, to indemnify the corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction or theft of a certificate.

Section 5. Notice upon Issuance or Transfer of Uncertificated Shares. In accordance with the requirements of the Florida Business Corporation Act, the corporation shall, within a reasonable time after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written statement containing the information required to be set forth or stated on certificates pursuant to the Florida Business Corporation Act, as it may be amended from time to time, and any successor to said act.

ARTICLE V. BOOKS AND RECORDS

This corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Stockholders, Board of Directors and committees of Directors. This corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Stockholders, giving the names and addresses of all Stockholders, and the number, class and series, if any, of the shares held by each. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

ARTICLE VI. INDEMNIFICATION

1.      The corporation shall indemnify any person who is or was a Director or Officer of the corporation and is made, or threatened to be made, a party to, or is otherwise involved in, any action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the corporation or, at the request of the corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, to the fullest extent authorized or permitted by the laws of Florida as in effect at the date hereof and, if broader, as authorized or permitted pursuant to the laws of Florida hereafter.

2.      Expenses (including counsel fees) incurred by any current or former Officer or Director in defending any pending, threatened, or completed action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) shall be paid by the corporation in advance of the determination of such current or former Officer’s or Director’s entitlement to indemnification promptly upon receipt of an undertaking by or on behalf of such current or former Officer or Director to repay amounts so advanced in the event and to the extent that such current or former Officer or Director is ultimately found not to be entitled to indemnification by the corporation as authorized by this Article. The Board of Directors may, upon approval of such current or former Officer or Director, authorize the corporation’s counsel to represent such current or former Officer or Director, in any action, suit or proceeding, whether or not the corporation is a party thereto.

3. All rights to indemnification and advances under this Article:  (a) shall be deemed to be a contract between the corporation and each person who is or was a Director or Officer of the corporation who serves or served in such capacity at any time while this Article is in effect; and (b) are and are intended to be, retroactive and shall be available with respect to events occurring prior to the adoption of these provisions. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable laws shall not, with respect to any events occurring or matters arising prior to the date of such repeal or modification, in any way diminish any rights to indemnification and to such advances of such person or the obligations of the corporation arising hereunder.

4. The provisions of this Article shall inure to the benefit of heirs, executors, administrators and personal representatives of those entitled to such indemnification and advances and shall be binding upon any successor to the corporation to the fullest extent permitted by the laws of Florida as from time to time in effect.

5. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement may be entitled under Florida law, the corporation’s Articles of Incorporation, any agreement, any vote of Stockholders or disinterested Directors or otherwise.

6. Any indemnification required by this Article shall be made promptly, and in any event within 30 days, upon the written request of the indemnified party. Any advance required by this Article shall be made within 5 business days after the written request of the indemnified party. The right to indemnification or advances as granted by this Article shall be enforceable by the indemnified party in any court of competent jurisdiction if the corporation denies such request, in whole or in part, or if no disposition thereof is made within the time period specified in this Section 6. The indemnified party’s costs and expenses incurred in connection with successfully establishing a right of indemnification or advances, in whole or in part, in any such action shall also be indemnified by the corporation.

7. Any determination that indemnification of a Director or Officer is proper in the circumstances because he or she has met the standard of conduct pursuant to applicable law, unless pursuant to a determination by a court, shall be made:

(a)  By the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such proceeding;

(b)  If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee, consisting solely of two or more Directors not at the time parties to the proceeding, which committee shall be designated by the Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such committee);

(c)  By independent legal counsel:

1. Selected by the Board of Directors as prescribed in clause (a) above or by the committee prescribed in clause (b) above; or

2. If a quorum of the Directors cannot be obtained for clause (a) above and the committee cannot be designated under clause (b), selected by majority vote of the full Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such counsel);

(d)  By the Stockholders by a majority vote of a quorum consisting of Stockholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of Stockholders who were not parties to such proceeding; or

(e)  By any other method authorized by the laws of the State of Florida.

8.      Each of the provisions of this Article is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable in whole or in part for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. In the event that all or any portion of this Article is ever held void or unenforceable by a court of competent jurisdiction, then such court is hereby expressly authorized to modify any provision(s) held void or unenforceable to the extent, and only to the extent, necessary to render it valid and enforceable. If any such portion cannot be so modified and is invalidated on any ground by a court of competent jurisdiction, then the corporation shall nevertheless indemnify each person who is or was a Director and Officer of the corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VII. AMENDMENT

These By-Laws may be repealed or amended, and new By-Laws may be adopted, by either the Board of Directors or the Stockholders, but the Board of Directors may not amend or repeal any By-Law adopted by Stockholders if the Stockholders specifically provide that such By-Law is not subject to amendment or repeal by the Directors.

Exhibit D

SECTION 18-1091 OF THE OKLAHOMA GENERAL CORPORATION ACT

APPRAISAL RIGHTS

A. Any shareholder of a corporation of this state who holds shares of stock on the date of the making of a demand pursuant to the provisions of subsection D of this section with respect to the shares, who continuously holds the shares through the effective date of the merger or consolidation, who has otherwise complied with the provisions of subsection D of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to the provisions of Section 1073 of this title shall be entitled to an appraisal by the district court of the fair value of the shares of stock under the circumstances described in subsections B and C of this section. As used in this section, the word “shareholder” means a holder of record of stock in a stock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and “depository receipt” means an instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

B. 1. Except as otherwise provided for in this subsection, appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation, or of the acquired corporation in a share acquisition, to be effected pursuant to the provisions of Section 1081 of this title, other than a merger effected pursuant to subsection G of Section 1081 of this title, or the provisions of Section 1082, 1084, 1085, 1086, 1087, 1090.1 or 1090.2 of this title.

2. a. No appraisal rights under this section shall be available for the shares of any class or series of stock which stock, or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the agreement of merger or consolidation, or, the case of a merger pursuant to subsection H of Section 1081 of this title, as of immediately before the execution of the agreement of merger, were either:

(1) listed on a national securities exchange, or

(2) held of record by more than two thousand holders.

b. In addition, no appraisal rights shall be available for any shares of stock, or depository receipts in respect thereof, of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the shareholders of the surviving corporation as provided for in subsection F of Section 1081 of this title.

3. Notwithstanding the provisions of paragraph 2 of this subsection, appraisal rights provided for in this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to the provisions of Section 1081, 1082, 1084, 1085, 1086, 1087, 1090.1 or 1090.2 of this title to accept for the stock anything except:

a. shares of stock of the corporation surviving or resulting from the merger or consolidation or depository receipts thereof, or

b. shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than two thousand holders, or

c. cash in lieu of fractional shares or fractional depository receipts described in subparagraphs a and b of this paragraph, or

d. any combination of the shares of stock, depository receipts, and cash in lieu of the fractional shares or depository receipts described in subparagraphs a, b, and c of this paragraph.

4. In the event all of the stock of a subsidiary Oklahoma corporation party to a merger effected pursuant to the provisions of Section 1083 or 1083.1 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Oklahoma corporation.

C. Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections D and E of this section, shall apply as nearly as is practicable.

D. Appraisal rights shall be perfected as follows:

1. If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of shareholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of its shareholders who was such on the record date for notice of such meeting, or such members who received notice in accordance with subsection C of Section 1081 of this title, with respect to shares for which appraisal rights are available pursuant to subsection B or C of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in the notice a copy of this section and, if one of the constituent corporations is a nonstock corporation, a copy of Section 1004.1 of this title. Each shareholder electing to demand the appraisal of the shares of the shareholder shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares of the shareholder. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends thereby to demand the appraisal of the shares of the shareholder. A proxy or vote against the merger or consolidation shall not constitute such a demand. A shareholder electing to take such action must do so by a separate written demand as herein provided. Within ten (10) days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who has complied with the provisions of this subsection and has not voted in favor of or consented to the merger or consolidation as of the date that the merger or consolidation has become effective; or

2. If the merger or consolidation is approved pursuant to the provisions of Section 1073, subsection H of Section 1081, Section 1083 or Section 1083.1 of this title, either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within ten (10) days thereafter shall notify each of the holders of any class or series of stock of the constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of the constituent corporation, and shall include in the notice a copy of this section and, if one of the constituent corporations is a nonstock corporation, a copy of Section 1004.1 of this title. The notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify the shareholders of the effective date of the merger or consolidation. Any shareholder entitled to appraisal rights may, within twenty (20) days after the date of mailing of the notice or, in the case of a merger approved pursuant to subsection H of Section 1081 of this title, within the later of the consummation of an offer contemplated by subsection H of Section 1081 of this title and twenty (20) days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of the holder’s shares. The demand will be sufficient if it reasonably informs the corporation of the identity of the shareholder and that the shareholder intends to demand the appraisal of the holder’s shares. If the notice does not notify shareholders of the effective date of the merger or consolidation either:

a.      each constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of the constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation, or

b.      the surviving or resulting corporation shall send a second notice to all holders on or within ten (10) days after the effective date of the merger or consolidation; provided, however, that if the second notice is sent more than twenty (20) days following the mailing of the first notice or, in the case of a merger approved pursuant to subsection H of Section 1081 of this title, later than the later of the consummation of the offer contemplated by subsection H of Section 1081 of this title and twenty (20) days following the sending of the first notice, the second notice need only be sent to each shareholder who is entitled to appraisal rights and who has demanded appraisal of the holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the shareholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than ten (10) days prior to the date the notice is given; provided, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be the effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

E. Within one hundred twenty (120) days after the effective date of the merger or consolidation, the surviving or resulting corporation or any shareholder who has complied with the provisions of subsections A and D of this section and who is otherwise entitled to appraisal rights, may file a petition in district court demanding a determination of the value of the stock of all such shareholders. Notwithstanding the foregoing, at any time within sixty (60) days after the effective date of the merger or consolidation, any shareholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw the demand of the shareholder for appraisal and to accept the terms offered upon the merger or consolidation. Within one hundred twenty (120) days after the effective date of the merger or consolidation, any shareholder who has complied with the requirements of subsections A and D of this section, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation or, in the case of a merger approved pursuant to subsection H of Section 1081 of this title, the aggregate number of shares, other than any excluded stock as defined in subparagraph d of paragraph 6 of subsection H of Section 1081 of this title, that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in paragraph 2 of subsection H of Section 1081 of this title and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of the shares. The written statement shall be mailed to the shareholder within ten (10) days after the shareholder’s written request for a statement is received by the surviving or resulting corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal pursuant to the provisions of subsection D of this section, whichever is later. Notwithstanding subsection A of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this section.

F. Upon the filing of any such petition by a shareholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which, within twenty (20) days after service, shall file, in the office of the court clerk of the district court in which the petition was filed, a duly verified list containing the names and addresses of all shareholders who have demanded payment for their shares and with whom agreements regarding the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such duly verified list. The court clerk, if so ordered by the court, shall give notice of the time and place fixed for the hearing on the petition by registered or certified mail to the surviving or resulting corporation and to the shareholders shown on the list at the addresses therein stated. Notice shall also be given by one or more publications at least one (1) week before the day of the hearing, in a newspaper of general circulation published in the City of Oklahoma City, Oklahoma, or other publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

G. At the hearing on the petition, the court shall determine the shareholders who have complied with the provisions of this section and who have become entitled to appraisal rights. The court may require the shareholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates of stock to the court clerk for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with this direction, the court may dismiss the proceedings as to that shareholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds one percent (1%) of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds One Million Dollars ($1,000,000.00), or (3) the merger was approved pursuant to Section 1083 or Section 1083.1 of this title.

H. After determining the shareholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining the fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent (5%) over the Federal Reserve discount rate including any surcharge, as established from time to time during the period between the effective date of the merger and the date of payment of judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each shareholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any shareholder entitled to participate in the appraisal proceeding, the court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the shareholder entitled to an appraisal. Any shareholder whose name appears on the list filed by the surviving or resulting corporation pursuant to the provisions of subsection F of this section and who has submitted the certificates of stock of the shareholder to the court clerk, if required, may participate fully in all proceedings until it is finally determined that the shareholder is not entitled to appraisal rights pursuant to the provisions of this section.

I. The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the shareholders entitled thereto. Payment shall be made to each shareholder, in the case of holders of uncertificated stock immediately, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing the stock. The court’s decree may be enforced as other decrees in the district court may be enforced, whether the surviving or resulting corporation be a corporation of this state or of any other state.

J. The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a shareholder, the court may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all of the shares entitled to an appraisal.

K. From and after the effective date of the merger or consolidation, no shareholder who has demanded appraisal rights as provided for in subsection D of this section shall be entitled to vote the stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to shareholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided for in subsection E of this section, or if the shareholder shall deliver to the surviving or resulting corporation a written withdrawal of the shareholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within sixty (60) days after the effective date of the merger or consolidation as provided for in subsection E of this section or thereafter with the written approval of the corporation, then the right of the shareholder to an appraisal shall cease; provided further, no appraisal proceeding in the district court shall be dismissed as to any shareholder without the approval of the court, and approval may be conditioned upon terms as the court deems just; provided, however, that this provision shall not affect the right of any shareholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such shareholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within sixty (60) days after the effective date of the merger or consolidation, as set forth in subsection E of this section.

L. The shares of the surviving or resulting corporation into which the shares of any objecting shareholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

D-4